UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2018
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Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
416 South Bell Avenue
Ames, Iowa 50010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (515) 239-8000
 ______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (c) On May 10, 2018, the Board of Directors of Renewable Energy Group, Inc. (the “Company”) determined that Eric Bowen, Vice President, Corporate Business Development and Legal Affairs, is an executive officer of the Company.     Mr. Bowen, age 46, has served as our Vice President, Corporate Business Develop & Legal Affairs since January 2013, has lead the REG Life Sciences business unit since January 2014 and has been with the Company since 2010. From 2005 to 2010, Mr. Bowen was Founder, President & CEO of Tellurian Biodiesel, Inc. and its predecessor San Francisco Biodiesel (subsequently acquired by the Company). Prior to entering the advanced biofuels industry, Mr. Bowen practiced corporate and securities law in Silicon Valley. Mr. Bowen has been active in setting biofuels policy as a founding member of the California Biodiesel Alliance ("CBA", recently renamed the California Advanced Biofuels Alliance) and as CBA Chairman from 2007 to 2012. He also served as Chairman of the San Francisco Biodiesel Taskforce and as a member of the California LCFS Advisory Panel. Mr. Bowen holds a J.D. from the University of California, Berkeley and a B.A. from the University of Oregon Honors College.
On May 10, 2018, the Board of Directors of the Company appointed Todd Samuels as the Chief Accounting Officer (principal accounting officer) of the Company, a newly dedicated position to support the Company's growing operations. Chad A. Baker, previously designated principal accounting officer, continues to serve as Executive Director and the Company's Controller. Mr. Samuels, age 37, joined the Company in November 2017. Prior to joining the Company, from December 2011 through November 2017, Mr. Samuels was with Deere & Company ("Deere"). From December 2013 to November 2017, he was Manager, Business Planning in Deere’s financial reporting department, where he reviewed Deere’s quarterly and annual SEC financial statement filings, provided technical accounting guidance to business units and led the implementation of newly adopted accounting standards. From December 2011 through December 2013, he was Manager, Technical Accounting in Deere’s treasury department, where he managed the execution, accounting, financial reporting, and regulatory compliance of Deere’s derivative activity. Mr. Samuels has over 15 years of financial reporting, accounting, strategy and compliance experience including as a manager at RSM McGladrey, an international public accounting firm, and a controller at Hawkeye Energy Holdings, LLC, an ethanol manufacturing and marketing company. Mr. Samuels holds a B.A. in Accounting from Simpson College. He is also a Certified Public Accountant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2018

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer